TAXES (Tables)	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
SCHEDULE OF EFFECTIVE INCOME TAX RATE RECONCILIATION

	For the Year Ended December 31,
	2024	2023
Income (loss) before income taxes from operations in the PRC	$454,590	$(250,009)
Statutory income tax rate	25%	25%
Income tax expense at statutory rate	113,648	(62,502)
Tax effect of net operating loss carryforward	(113,648)	-
Valuation allowance of deferred tax assets	-	62,502
Income tax expense	$-	$-